Exhibit 99.2

Pep Boys Financial Highlights

Thirteen Weeks Ended	October 29, 2011	October 30, 2010

Total revenues	$522,173,000	$496,364,000

Net earnings	$7,011,000	$5,718,000

Basic earnings per share:
Average shares	52,998,000	52,717,000

Basic earnings per share:	$0.13	$0.11

Diluted earnings per share:
Average shares	53,598,000	53,164,000

Diluted earnings per share:	$0.13	$0.11

Thirty-nine weeks ended	October 29, 2011	October 30, 2010

Total revenues	$1,558,308,000	$1,511,252,000

Net earnings	$33,322,000	$28,266,000

Basic earnings per share:
Average shares	52,933,000	52,637,000

Basic earnings per share:	$0.63	$0.53

Diluted earnings per share:
Average shares	53,594,000	53,071,000

Diluted earnings per share:	$0.62	$0.53

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share amounts)

	Thirteen Weeks Ended						Thirty-nine weeks ended
	October 29, 2011			October 30, 2010			October 29, 2011			October 30, 2010
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$414,530	79.4		$398,368	80.3		$1,238,424	79.5		$1,213,736	80.3
Service revenue	107,643	20.6		97,996	19.7		319,884	20.5		297,516	19.7
Total revenues	522,173	100.0		496,364	100.0		1,558,308	100.0		1,511,252	100.0
Costs of merchandise sales	292,397	70.5		279,690	70.2		865,446	69.9		845,848	69.7
Costs of service revenue	102,855	95.6		90,818	92.7		295,607	92.4		267,452	89.9
Total costs of revenues	395,252	75.7		370,508	74.6		1,161,053	74.5		1,113,300	73.7
Gross profit from merchandise sales	122,133	29.5		118,678	29.8		372,978	30.1		367,888	30.3
Gross profit from service revenue	4,788	4.5		7,178	7.3		24,277	7.6		30,064	10.1
Total gross profit	126,921	24.3		125,856	25.4		397,255	25.5		397,952	26.3
Selling, general and administrative expenses	109,549	21.0		110,840	22.3		331,717	21.3		335,580	22.2
Net (loss) gain from dispositions of assets	(25)	—		109	—		61	—		2,603	0.2
Operating profit	17,347	3.3		15,125	3.0		65,599	4.2		64,975	4.3
Non-operating income	627	0.1		650	0.1		1,783	0.1		1,855	0.1
Interest expense	6,889	1.3		6,630	1.3		19,831	1.3		19,881	1.3
Earnings from continuing operations before income taxes	11,085	2.1		9,145	1.8		47,551	3.1		46,949	3.1
Income tax expense	4,063	36.7	(1)	3,471	38.0	(1)	14,232	29.9	(1)	18,316	39.0	(1)
Earnings from continuing operations	7,022	1.3		5,674	1.1		33,319	2.1		28,633	1.9
(Loss) income from discontinued operations, net of tax	(11)	—		44	—		3	—		(367)	—
Net earnings	7,011	1.3		5,718	1.2		33,322	2.1		28,266	1.9
Retained earnings, beginning of period	424,923			393,245			402,600			374,836
Cash dividends	(1,586)			(1,581)			(4,757)			(4,741)
Shares issued and other	(413)			(282)			(1,230)			(1,261)
Retained earnings, end of period	$429,935			$397,100			$429,935			$397,100

Basic earnings per share:
Earnings from continuing operations	$0.13			$0.11			$0.63			$0.54
Discontinued operations, net of tax	—			—			—			(0.01)
Basic earnings per share	$0.13			$0.11			$0.63			$0.53

Diluted earnings per share:
Earnings from continuing operations	$0.13			$0.11			$0.62			$0.54
Discontinued operations, net of tax	—			—			—			(0.01)
Diluted earnings per share	$0.13			$0.11			$0.62			$0.53

Cash dividends per share	$0.03			$0.03			$0.09			$0.09

(1) As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	October 29, 2011	January 29, 2011	October 30, 2010

Assets
Current assets:
Cash and cash equivalents	$80,716	$90,240	$107,253
Accounts receivable, less allowance for uncollectible accounts of $1,257; $1,551 and $1,593	23,524	19,540	20,469
Merchandise inventories	606,254	564,402	568,592
Prepaid expenses	15,571	28,542	16,647
Other current assets	47,550	60,812	49,728
Total current assets	773,615	763,536	762,689
Property and equipment - net	693,779	700,981	691,833
Goodwill	46,219	2,549	2,549
Deferred income taxes	66,674	66,019	54,461
Other long-term assets	30,821	23,587	19,468
Total assets	$1,611,108	$1,556,672	$1,531,000

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$238,599	$210,440	$207,838
Trade payable program liability	68,320	56,287	57,017
Accrued expenses	221,976	236,028	224,262
Deferred income taxes	58,898	56,335	37,461
Current maturities of long-term debt	1,079	1,079	1,079
Total current liabilities	588,872	560,169	527,657

Long-term debt less current maturities	294,313	295,122	305,392
Other long-term liabilities	72,257	70,046	73,127
Deferred gain from asset sales	143,424	152,875	156,026

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	295,813	295,361	294,781
Retained earnings	429,935	402,600	397,100
Accumulated other comprehensive loss	(14,727)	(17,028)	(18,720)
Treasury stock, at cost - 15,835,096 shares and 15,971,910 shares and 16,041,930 shares	(267,336)	(271,030)	(272,920)
Total stockholders’ equity	512,242	478,460	468,798
Total liabilities and stockholders’ equity	$1,611,108	$1,556,672	$1,531,000

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirty-nine weeks ended	October 29, 2011	October 30, 2010

Cash flows from operating activities:
Net earnings	$33,322	$28,266
Adjustments to reconcile net earnings to net cash provided by continuing operations:
(Income) loss from discontinued operations, net of tax	(3)	367
Depreciation and amortization	59,779	55,260
Amortization of deferred gain from asset sales	(9,451)	(9,451)
Stock compensation expense	2,539	2,748
Deferred income taxes	8,021	11,795
Net gain from disposition of assets	(61)	(2,603)
Loss from asset impairment	389	970
Other	—	52
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	27,767	29,382
Increase in merchandise inventories	(34,874)	(9,474)
Increase in accounts payable	19,758	4,864
Decrease in accrued expenses	(18,693)	(17,993)
Decrease in other long-term liabilities	(3,483)	(2,122)
Net cash provided by continuing operations	85,010	92,061
Net cash provided by (used in) discontinued operations	40	(1,263)
Net cash provided by operating activities	85,050	90,798

Cash flows from investing activities:
Capital expenditures	(50,793)	(42,976)
Proceeds from dispositions of assets	89	6,713
Acquisitions, net of cash acquired	(42,901)	(144)
Collateral investment	(4,763)	(5,000)
Other	(837)	—
Net cash used in continuing operations	(99,205)	(41,407)
Net cash provided by discontinued operations	—	569
Net cash used in investing activities	(99,205)	(40,838)

Cash flows from financing activities:
Borrowings under line of credit agreements	5,181	20,482
Payments under line of credit agreements	(5,181)	(20,482)
Borrowings on trade payable program liability	97,400	89,913
Payments on trade payable program liability	(85,367)	(66,995)
Payment for finance issuance cost	(2,441)	—
Debt payments	(809)	(809)
Dividends paid	(4,757)	(4,741)
Other	605	599
Net cash provided by financing activities	4,631	17,967
Net (decrease) increase in cash and cash equivalents	(9,524)	67,927
Cash and cash equivalents at beginning of period	90,240	39,326
Cash and cash equivalents at end of period	$80,716	$107,253

Supplemental cash flow information:
Cash paid for income taxes	$1,015	$882
Cash paid for interest	$14,577	$14,412
Accrued purchases of property and equipment	$1,486	$1,280

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen Weeks Ended		Thirty-nine weeks ended
			October 29, 2011	October 30, 2010	October 29, 2011	October 30, 2010

(a)	Earnings from continuing operations		$7,022	$5,674	$33,319	$28,633
	(Loss) income from discontinued operations, net of tax		(11)	44	3	(367)

	Net earnings		$7,011	$5,718	$33,322	$28,266

(b)	Basic average number of common shares outstanding during period		52,998	52,717	52,933	52,637

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		600	447	661	434

(c)	Diluted average number of common shares assumed outstanding during period		53,598	53,164	53,594	53,071

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.13	$0.11	$0.63	$0.54
	Discontinued operations, net of tax		—	—	—	(0.01)
	Basic earnings per share		$0.13	$0.11	$0.63	$0.53

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.13	$0.11	$0.62	$0.54
	Discontinued operations, net of tax		—	—	—	(0.01)
	Diluted earnings per share		$0.13	$0.11	$0.62	$0.53

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended		Thirty-nine weeks ended
	October 29, 2011	October 30, 2010	October 29, 2011	October 30, 2010

Capital expenditures	$20,157	$15,152	$50,793	$42,976

Depreciation and amortization	$20,125	$18,604	$59,779	$55,260

Non-operating income:
Net rental revenue	$575	$563	$1,592	$1,649
Investment income	46	51	168	163
Other income	6	36	23	43

Total	$627	$650	$1,783	$1,855

Comparable sales percentages:
Service	0.4%	1.9%	0.8%	0.4%
Merchandise	-0.6%	3.9%	-1.4%	2.7%
Total	-0.4%	3.5%	-1.0%	2.2%

Total square feet of retail space (including service centers)			12,597,000	11,812,000

Store count
Supercenter			562	557
Service & Tire Center			159	36
Retail Only			8	9
Total			729	602

Sales and gross profit by line of business (A):

Service center revenue	$269,726	$239,502	$777,891	715,879
Retail sales	252,447	256,862	780,417	795,373
Total revenues	$522,173	$496,364	$1,558,308	$1,511,252

Gross profit from service center revenue	$55,400	$51,902	$175,033	165,414
Gross profit from retail sales	71,521	73,954	222,222	232,538
Total gross profit	$126,921	$125,856	$397,255	$397,952

Comparable sales percentages by line of business (A):

Service center revenue	1.3%	3.0%	0.3%	1.3%
Retail sales	-2.0%	4.0%	-2.2%	3.0%
Total revenues	-0.4%	3.5%	-1.0%	2.2%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue	20.5%	21.7%	22.5%	23.1%
Gross profit percentage from retail sales	28.3%	28.8%	28.5%	29.2%
Total gross profit percentage	24.3%	25.4%	25.5%	26.3%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.